Exhibit 10.31.1
THIRD AMENDMENT TO
EMPLOYMENT AGREEMENT
THIRD AMENDMENT, dated as of March 28, 2011 (this “Amendment”) to EMPLOYMENT AGREEMENT, dated as of July 24, 2006, as amended by FIRST AMENDMENT TO EMPLOYMENT AGREEMENT dated as of November 15, 2006 and SECOND AMENDMENT TO EMPLOYMENT AGREEMENT dated as of November 19, 2007 (as heretofore amended, collectively, the “Employment Agreement”) between A. C. Moore Arts & Crafts, Inc., a Pennsylvania corporation (“Company”), and Amy Rhoades (“Executive”). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Employment Agreement.
R E C I T A L S:
WHEREAS, Company and Executive have mutually agreed that certain provisions of the Employment Agreement be amended, as set forth herein.
NOW, THEREFORE, intending to be legally bound hereby, it is agreed as follows:
Section 1. Amendment to Paragraph 4(b). Clause (i) of the first sentence of Paragraph 4(b) is amended and restated to read in its entirety as follows: “ ... (i) Executive’s Base Salary through the twelfth month anniversary of such termination and Executive’s Pro Rata Bonus (as defined in paragraph (h) below) and health insurance benefits pursuant to the Company’s programs as in effect from time to time, to the extent Executive participated immediately prior to such termination, for twelve consecutive months from the termination date, if and only if Executive has not breached the provisions of paragraphs 5, 6 and 7 hereof, ...”.
Section 2. Effectiveness. This Amendment shall be become effective as of the date hereof.
Section 3. Status of Employment Agreement. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly set forth herein all of the terms, provisions and conditions of the Employment Agreement shall continue in full force and effect and are not effected by this Amendment.
IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Employment Agreement to be duly executed and delivered as of the date first written above.

/s/ Amy Rhoades
Amy Rhoades

A. C. MOORE ARTS & CRAFTS, INC.
By:	/s/ Joseph A. Jeffries
Joseph A. Jeffries
Chief Executive Officer